PROXY CARD (FOR PARTICIPATING INSURANCE COMPANIES)


      VOTING INSTRUCTIONS FORM -- TEMPLETON VARIABLE PRODUCTS SERIES FUND
                 Special Meeting of Shareholders To Be Held On
                              February [1], 2000


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE YOUR SHARES AS MARKED BELOW.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF TEMPLETON VARIABLE INSURANCE PRODUCTS SERIES FUND. THE UNDERSIGNED APPOINTS , AND , WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF THE TEMPLETON VARIABLE PRODUCTS SERIES FUND ATTRIBUTABLE TO HIM OR HER AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT 500 EAST BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394-3091, AT [TIME], FEBRUARY [1], 2000 AND ANY ADJOURNMENT OF THE MEETING AS FOLLOWS.



PROPOSAL 1.     To  approve an  Agreement  and Plan of  Reorganization  between
           Templeton  Variable  Products Series Fund ("TVP Trust") and Franklin
           Templeton Variable Insurance Products Trust ("VIP Trust"), under which:

o     The TVP Trust will transfer all assets and  liabilities  of the TVP Trust fund listed below;
o     The VIP Trust will issue  shares of the VIP Trust  fund  listed  below in exchange for the assets and liabilities,
o     The  TVP  Trust  will  distribute   shares  of  the  VIP  Trust  fund  to
                shareholders of the TVP Trust fund, and
o     The trustees will dissolve the TVP Trust,

           as described more fully in the combined proxy statement/prospectus.

           [NAME OF TVP FUND] TO BE COMBINED WITH [NAME OF VIP FUND]

   [FOR THE TVP TEMPLETON BOND FUND, CLASS 2 SHAREHOLDERS ARE ALSO VOTING TO
        APPROVE THE CHANGE IN THE RULE 12B-1 FEES FROM .015% TO .025%]

       For   [  ]        Against[  ]        Abstain  [  ]


OTHER  BUSINESS  To  vote  upon  any  other  business  which  may  be  legally presented at the meeting or any adjournment thereof.

           Grant      [  ]     Withhold  [  ]


THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL AND GRANTING AUTHORITY TO THE PROXY HOLDERS TO VOTE ON OTHER BUSINESS.

      SIGN HERE:                           DATE:



PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

         PROXY CARD (FOR PARTICIPATING INSURANCE COMPANIES)



  VOTING INSTRUCTIONS FORM -- FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                                     TRUST
                 Special Meeting of Shareholders To Be Held On
                              February [1], 2000



BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE YOUR SHARES AS MARKED BELOW.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF TEMPLETON VARIABLE INSURANCE PRODUCTS SERIES FUND. THE UNDERSIGNED APPOINTS
                           ,                        AND
, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF THE TEMPLETON VARIABLE PRODUCTS SERIES FUND ATTRIBUTABLE TO HIM OR HER AT THE MEETING OF SHAREHOLDERS TO BE HELD AT 777 MARINERS ISLAND BOULEVARD, SAN MATEO, CALIFORNIA 94404, AT [TIME], FEBRUARY 1, 2000 AND ANY ADJOURNMENT OF THE MEETING AS FOLLOWS:

PROPOSAL 2.     To approve the adoption of new  investment  advisory  agreement for the [TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND AND TEMPLETON INTERNATIONAL EQUITY FUND], as described more fully in the combined proxy statement/prospectus.

       For   [  ]        Against[  ]        Abstain  [  ]


PROPOSAL 3.     To approve  changes  in the  following  fundamental  investment restrictions for the [TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND AND TEMPLETON INTERNATIONAL EQUITY FUND], as described more fully in the combined proxy statement/prospectus.

           (a) Modification of fundamental investment restriction regarding Diversification


       For   [  ]        Against[  ]        Abstain  [  ]


           (b) Modification of fundamental investment restriction regarding Borrowing

       For   [  ]        Against[  ]        Abstain  [  ]

           (c) Modification of fundamental investment restriction regarding Lending

       For   [  ]        Against[  ]        Abstain  [  ]


           (d) Modification of fundamental investment restriction regarding Underwriting

       For   [  ]        Against[  ]        Abstain  [  ]

           (e) Modification of fundamental investment restriction regarding Concentration


       For   [  ]        Against[  ]        Abstain  [  ]


           (f) Modification of fundamental investment restriction regarding Senior Securities

       For   [  ]        Against[  ]        Abstain  [  ]


           (g) Modification of fundamental investment restrictions regarding Real Estate and Commodities, which would combine these two separate fundamental restrictions

       For   [  ]        Against[  ]        Abstain  [  ]


PROPOSAL 4.     To approve the  elimination of certain  fundamental  investment restrictions for the [TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND AND TEMPLETON INTERNATIONAL EQUITY FUND], as described more fully in the combined proxy statement/prospectus.


       For   [  ]        Against[  ]        Abstain  [  ]


OTHER  BUSINESS  To  vote  upon  any  other  business  which  may  be  legally presented at the meeting or any adjournment thereof.

           Grant      [  ]     Withhold  [  ]


THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSALS AND GRANTING AUTHORITY TO THE PROXY HOLDERS TO VOTE ON OTHER BUSINESS.

      SIGN HERE:                           DATE:


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.


         PROXY CARD (FOR PARTICIPATING INSURANCE COMPANIES)


      VOTING INSTRUCTIONS FORM -- TEMPLETON VARIABLE PRODUCTS SERIES FUND
                 Special Meeting of Shareholders To Be Held On
                              February [1], 2000


BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE YOUR SHARES AS MARKED BELOW.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF TEMPLETON VARIABLE INSURANCE PRODUCTS SERIES FUND. THE UNDERSIGNED APPOINTS
                           ,                        AND
, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF THE TEMPLETON VARIABLE PRODUCTS SERIES FUND ATTRIBUTABLE TO HIM OR HER AT THE SPECIAL
MEETING OF SHAREHOLDERS TO BE HELD AT 500 EAST BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394-3091, AT [TIME], FEBRUARY [1], 2000 AND ANY ADJOURNMENT OF THE MEETING AS FOLLOWS.



PROPOSAL 1.     To  approve an  Agreement  and Plan of  Reorganization  between
           Templeton  Variable  Products Series Fund ("TVP Trust") and Franklin
           Templeton Variable Insurance Products Trust ("VIP Trust"), under which:

o     The TVP Trust will transfer all assets and  liabilities  of the TVP Trust fund listed below;
o     The VIP Trust will issue  shares of the VIP Trust  fund  listed  below in exchange for the assets and liabilities,
o     The  TVP  Trust  will  distribute   shares  of  the  VIP  Trust  fund  to
                shareholders of the TVP Trust fund, and
o     The trustees will dissolve the TVP Trust,

           as described more fully in the combined proxy statement/prospectus.

           [NAME OF TVP FUND] TO BE COMBINED WITH [NAME OF VIP FUND]

   [FOR THE TVP TEMPLETON BOND FUND, CLASS 2 SHAREHOLDERS ARE ALSO VOTING TO
        APPROVE THE CHANGE IN THE RULE 12B-1 FEES FROM .015% TO .025%]

       For   [  ]        Against[  ]        Abstain  [  ]


OTHER  BUSINESS  To  vote  upon  any  other  business  which  may  be  legally presented at the meeting or any adjournment thereof.

           Grant      [  ]     Withhold  [  ]


THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL AND GRANTING AUTHORITY TO THE PROXY HOLDERS TO VOTE ON OTHER BUSINESS.

      SIGN HERE:                           DATE:



PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.

         PROXY CARD (FOR PARTICIPATING INSURANCE COMPANIES)



  VOTING INSTRUCTIONS FORM -- FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                                     TRUST
                 Special Meeting of Shareholders To Be Held On
                              February [1], 2000



BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE YOUR SHARES AS MARKED BELOW.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF TEMPLETON VARIABLE INSURANCE PRODUCTS SERIES FUND. THE UNDERSIGNED APPOINTS
                           ,                        AND
, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF THE TEMPLETON VARIABLE PRODUCTS SERIES FUND ATTRIBUTABLE TO HIM OR HER AT THE MEETING OF SHAREHOLDERS TO BE HELD AT 777 MARINERS ISLAND BOULEVARD, SAN MATEO, CALIFORNIA 94404, AT [TIME], FEBRUARY 1, 2000 AND ANY ADJOURNMENT OF THE MEETING AS FOLLOWS:

PROPOSAL 2.     To approve the adoption of new  investment  advisory  agreement for the [TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND AND TEMPLETON INTERNATIONAL EQUITY FUND], as described more fully in the combined proxy statement/prospectus.

       For   [  ]        Against[  ]        Abstain  [  ]


PROPOSAL 3.     To approve  changes  in the  following  fundamental  investment restrictions for the [TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND AND TEMPLETON INTERNATIONAL EQUITY FUND], as described more fully in the combined proxy statement/prospectus.

           (a) Modification of fundamental investment restriction regarding Diversification


       For   [  ]        Against[  ]        Abstain  [  ]


           (b) Modification of fundamental investment restriction regarding Borrowing

       For   [  ]        Against[  ]        Abstain  [  ]

           (c) Modification of fundamental investment restriction regarding Lending

       For   [  ]        Against[  ]        Abstain  [  ]


           (d) Modification of fundamental investment restriction regarding Underwriting

       For   [  ]        Against[  ]        Abstain  [  ]

           (e) Modification of fundamental investment restriction regarding Concentration


       For   [  ]        Against[  ]        Abstain  [  ]


           (f) Modification of fundamental investment restriction regarding Senior Securities

       For   [  ]        Against[  ]        Abstain  [  ]


           (g) Modification of fundamental investment restrictions regarding Real Estate and Commodities, which would combine these two separate fundamental restrictions

       For   [  ]        Against[  ]        Abstain  [  ]


PROPOSAL 4.     To approve the  elimination of certain  fundamental  investment restrictions for the [TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND AND TEMPLETON INTERNATIONAL EQUITY FUND], as described more fully in the combined proxy statement/prospectus.


       For   [  ]        Against[  ]        Abstain  [  ]


OTHER  BUSINESS  To  vote  upon  any  other  business  which  may  be  legally presented at the meeting or any adjournment thereof.

           Grant      [  ]     Withhold  [  ]


THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSALS AND GRANTING AUTHORITY TO THE PROXY HOLDERS TO VOTE ON OTHER BUSINESS.

      SIGN HERE:                           DATE:


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.


                      Statement of Additional Information

                                Special Meeting

                        To be held on February 1, 2000


TEMPLETON VARIABLE PRODUCTS SERIES     FRANKLIN TEMPLETON VARIABLE
               FUND                     INSURANCE PRODUCTS TRUST
 500 East Broward Boulevard, Suite    777 Mariners Island Boulevard
               2100                    San Mateo, California 94404
Fort Lauderdale, Florida 33394-3091         1-(800) 342-3863
         1-(800) 774-5001



      This Statement of Additional Information is not a prospectus. A combined proxy statement/prospectus, dated December 9, 1999, relating to the above matter may be obtained from the office of Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 99404, or by calling 1-(800) 342-3863. This Statement of Additional Information relates to, and should be read in conjunction with the combined proxy statement/prospectus and is incorporated by reference into that document (which means that this statement of additional Information is legally a part of the combined proxy statement/prospectus).

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given in the combined proxy statement/prospectus.





The date of this statement of additional information is December 9, 1999.